Exhibit 10.78

REINSTATEMENT OF AND SECOND AMENDMENT
TO PURCHASE AND SALE CONTRACT

            Reinstatement of and Second Amendment to Purchase and Sale Contract (the “ Amendment”) is made as of July 1, 2009, between CCIP KNOLLS, L.L.C., with an address c/o AIMCO, 4582 South Ulster Street Parkway, Suite 1100, Denver, CO 80237 (“ Seller”) and HAMILTON ZANZE & COMPANY, with an address at 37 Graham Street, Suite 200B, San Francisco, CA 94129 (“ Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into a Purchase and Sale Contract dated as of May 12, 2009, as amended by that certain First Amendment to Purchase and Sale Contract dated as of June 4, 2009 (the “ Agreement”) with respect to the sale of certain property known as The Knolls located in Colorado Springs, Colorado, as described in the Agreement;

            WHEREAS, pursuant to Section 3.2 of the Agreement, Purchaser had a right to terminate the Agreement by written notice given to Seller on or prior to June 26, 2009;

            WHEREAS, Purchaser exercised such termination right pursuant to that certain letter dated June 26, 2009 from Purchaser to Seller (the “ Termination Notice”); and

            WHEREAS, Seller and Purchaser desire to (i) rescind the Termination Notice, (ii) reinstate the Agreement in its entirety and (iii) amend the Agreement on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Agreement, except as expressly otherwise defined herein.

2.      Reinstatement.           Purchaser hereby rescinds the Termination Notice.  Seller and Purchaser hereby agree that (i) the Termination Notice is null and void and (ii) the Agreement is hereby reinstated in its entirety, as amended herein, and is hereby ratified and affirmed in all respects, as if the Termination Notice had never been given by Purchaser.  All of the terms of the Agreement are hereby incorporated by reference as though originally set forth herein.

3.      Feasibility Period.      The Feasibility Period is hereby extended to July 10, 2009.

4.      Closing Date. The first sentence of Section 5.1.1 of the Agreement shall be deleted and replaced as follows:  “The Closing shall occur on July 27, 2009 at the time set forth in Section 2.2.3 (the "Closing Date") through an escrow with Escrow Agent, whereby Seller, Purchaser, and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.”

5.      Miscellaneous.           This Amendment (a) supersedes all prior oral or written communications and agreements between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CCIP KNOLLS, L.L.C.,

a Delaware limited liability company

By:     CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES,

          LP SERIES B,

          a Delaware limited partnership, its member

By:    CONCAP EQUITIES, INC.,

         a Delaware corporation, its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

Purchaser:

HAMILTON ZANZE & COMPANY,

a California corporation

By:  /s/Kurt Houtkooper

Name:  Kurt Houtkooper

Title: CIO